Exhibit 24(b)(13)

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston, Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203619
033-61897	033-75992	033-81216	333-109622	333-153730	333-203643
033-64277	033-75996	333-01107	333-109860	333-162593	333-203644
033-75248	033-75998	333-09515	333-129091	333-167182	333-203645
033-75962	033-76002	333-27337	333-130822	333-167680	333-203646
033-75974	033-76004	333-56297	333-130825	333-200435	333-207045
033-75980	033-76018	333-72079	333-130826	333-203610

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 5th day of November, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr., Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Tia Williams	Signature of Witness #1
Tia Williams__________	Printed or typed name of Witness #1
Voya Financial, 5780 Powers Ferry Rd. NW	Address of Witness #1
Atlanta, GA 30327

/s/ Wendy Waterman	Signature of Witness #2
Wendy Waterman	Printed or typed name of Witness #2
Voya Financial, 5780 Powers Ferry Road, NW	Address of Witness #2
Atlanta, GA 30327

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Variable Annuity Account C of Voya Retirement Insurance and Annuity Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on the 21st day of September, 2015.

VARIABLE ANNUITY ACCOUNT C OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Registrant)
By:	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)
By:	/s/Charles P. Nelson
Charles P. Nelson President (principal executive officer)

As required by the Securities Act of 1933, and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.  Each person whose signature appears below hereby constitutes and appoints J. Neil McMurdie, Julie E. Rockmore, Megan A. Huddleston, Justin Smith and Brian H. Buckley, and each of them individually, such person’s true and lawful attorneys and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person’s name and capacity indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person’s signatures as it may be signed by said attorneys to any and all amendments (pre-effective and post-effective amendments).

Signature	Title		Date

/s/Charles P. Nelson	Director and President	)	September 18, 2015
Charles P. Nelson	(principal executive officer))
)
/s/Francis G. O’Neill	Senior Vice President and Chief Financial Officer	)	September 10, 2015
Francis G. O’Neill	(principal financial officer))
)
~~/s/Joseph D. Horan~~	~~Senior Vice President and Chief Accounting Officer~~	~~)~~	~~September 11, 2015~~
~~Joseph D. Horan~~	~~(principal accounting officer)~~	~~)~~
)
/s/Alain M. Karaoglan	Director	)	September 16, 2015
Alain M. Karaoglan		)

/s/Rodney O. Martin, Jr.	Director	)	September 16, 2015
Rodney O. Martin, Jr.		)
)
/s/Chetlur S. Ragavan	Director	)	September 10, 2015
Chetlur S. Ragavan		)
)
/s/Michael S. Smith	Director	)	September 14, 2015
Michael S. Smith		)
)
/s/Ewout L. Steenbergen	Director	)	September 16, 2015
Ewout L. Steenbergen		)

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/Morgana Q. Sanchez              Second Witness Signs:  /s/Michelle M. Matarazzo

Printed name of witness:  Morgana Q. Sanchez         Printed name of witness:  Michelle M. Matarazzo

State of Connecticut)

County of Hartford  )  ss:  at Windsor on September 18, 2015.

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires 11/30/15

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/Denise Nowakowski              Second Witness Signs:  /s/John W. Vellturo, Jr.

Printed name of witness:  Denise Nowakowski         Printed name of witness:  John W. Vellturo, Jr.

State of Connecticut)

County of Hartford  )  ss:  at Windsor on September 10, 2015.

Personally Appeared Francis G. O’Neill, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/Sheila P. Rivera Notary Public	Sheila P. Rivera Notary Public, State of Connecticut Commission Expires 1/31/2019

~~STATEMENT OF WITNESS~~

~~On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.~~

~~/s/Matthew K. Duffy~~ 	~~Signature of Witness #1~~
~~Matthew K. Duffy~~ 	~~Printed or typed name of Witness #1~~
~~Voya Financial, 5780 Powers Ferry Rd. NW~~	~~Address of Witness #1~~
~~Atlanta, GA 30327~~

~~/s/Wendy Waterman~~ 	~~Signature of Witness #2~~
~~Wendy Waterman~~ 	~~Printed or typed name of Witness #2~~
~~Voya Financial, 5780 Powers Ferry Road, NW~~	~~Address of Witness #2~~
~~Atlanta, GA 30327~~

State of New York

County of New York

On the 16th day of September in the year 2015, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Pier Tisdel________ Notary Public	Pier Tisdel__________ Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/16 .

State of New York

County of New York

On the 16th day of September in the year 2015, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Pier Tisdel________ Notary Public	Pier Tisdel__________ Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/16 .

State of New York

County of New York

On the 10th day of September in the year 2015, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Pier Tisdel________ Notary Public	Pier Tisdel__________ Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/16 .

State of New York

County of New York

On the 16th day of September in the year 2015, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Pier Tisdel________ Notary Public	Pier Tisdel__________ Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/16 .